                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                 PROXY STATEMENT

     PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934.

          Filed by the Registrant:                             [  X  ]
          Filed by a Party other than the Registrant:          [     ]
          CHECK THE APPROPRIATE BOX:
          [   ]    Preliminary Proxy Statement
          [   ]    Confidential, for Use of the Commission Only (as permitted by
                   Rule 14a-6(e)(2))
          [ X ]    Definitive Proxy Statement
          [   ]    Definitive Additional Materials
          [   ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          INTERNATIONAL ABSORBENTS INC.
                                1569 DEMPSEY ROAD
                NORTH VANCOUVER, BRITISH COLUMBIA, CANADA V7K 1S8
             (Exact name of Registrant as specified in its charter)

                                 NOT APPLICABLE
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

                            BRITISH COLUMBIA, CANADA
                 (Jurisdiction of Incorporation or Organization)

          PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
          [ X ]      No Fee Required
          [   ]      Fee computed on table below per Exchange Act Rules
                     14a-6(i)(1) and 0-11.
                     1. Title of each class of securities to which transaction applies:

                     -----------------------------------------------------------
                     2. Aggregate number of securities to which transaction applies:

                     -----------------------------------------------------------
                     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                     -----------------------------------------------------------
                     4. Proposed maximum aggregate value transaction:

                     -----------------------------------------------------------
                     5.    Total fee paid:


                     -----------------------------------------------------------
          [   ]      Fee paid previously with preliminary materials.
          [   ]      Check box if any part of the fee is offset as provided by
                     Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

                     1. Amount previously paid:

                     -----------------------------------------------------------
                     2. Form, Schedule or Registration Statement No.:

                     -----------------------------------------------------------
                     3. Filing Party:

                     -----------------------------------------------------------
                     4. Date Filed:

                     -----------------------------------------------------------

                          INTERNATIONAL ABSORBENTS INC.
                               1569 Dempsey Road,
                        North Vancouver, British Columbia
                                 Canada V7K 1S8
                                WWW.ABSORBENT.COM



                                 PROXY STATEMENT

                   ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 12, 2000


================================================================================


                             SOLICITATION OF PROXIES

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS (THE "BOARD OF DIRECTORS" OR "BOARD") OF INTERNATIONAL ABSORBENTS INC. (THE "COMPANY"), A CORPORATION INCORPORATED UNDER THE LAWS OF BRITISH COLUMBIA, CANADA, FOR USE AT THE ANNUAL AND SPECIAL MEETING (THE "MEETING") OF THE SHAREHOLDERS OF THE COMPANY TO BE HELD ON JUNE 12, 2000 AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS. This Proxy Statement, and the accompanying Notice and Form of Proxy are being mailed on or about May 9, 2000, to shareholders of the Company entitled to vote at the Meeting, as of the record date, being May 4, 2000. It is expected that the solicitation will be primarily by mail. Proxies may also be solicited personally or by mail, telephone or telegraph by directors ("Directors"), officers or regular employees of the Company for no additional compensation, however, out-of-pocket expenses will be reimbursed. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the shares registered in their names, to forward solicitation materials to the beneficial owners of such shares. The Company will reimburse brokerage firms and other persons representing beneficial owners of the common shares for their reasonable expenses in forwarding solicitation material to such beneficial owners. THE COSTS OF THIS SOLICITATION WILL BE BORNE BY THE COMPANY.

Advance notice of the Meeting was published in Vancouver, British Columbia on April 10, 2000.

                      APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the accompanying Form of Proxy are executive officers ("Executive Officers") of the Company planning to be in attendance at the Meeting and nominated by the Board of Directors. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM OR HER AT THE MEETING AS PROXYHOLDER MAY DO SO, EITHER BY:

(a) STRIKING OUT THE PRINTED NAMES AND INSERTING THE DESIRED PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY; OR

(b)      BY COMPLETING ANOTHER PROPER FORM OF PROXY.

The completed Form of Proxy must be received at the office of the transfer agent, Pacific Corporate Trust Company (the "Transfer Agent"), located at Suite 830 - 625 Howe Street, Vancouver, British Columbia, Canada V6C 3B8, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or before the time that the Meeting is to be reconvened following any adjournment thereof. A Form of Proxy received at the offices of the Transfer Agent or the Company after this time, but prior to the Meeting, may be accepted or rejected as late, at the discretion of the Chairman.

A shareholder's Form of Proxy will be returned if the shareholder is present at the Meeting and should request its return. A shareholder who has given a Form of Proxy may also revoke it by an instrument in writing delivered to the office of the Transfer Agent or to the registered office of the Company, Suite 700 - 595 Howe Street, Vancouver, British Columbia, Canada V6C 2T5, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, or in any other manner provided by law. If the shareholder is a corporation, any such instrument of revocation must be executed under the corporate seal or by a duly authorized officer or attorney of the corporation.

                                VOTING OF PROXIES

If the Form of Proxy is properly completed and returned to the Transfer Agent, the shares represented by the Form of Proxy will be voted at the Meeting. Where a shareholder indicates a choice with respect to any matter to be acted upon at the Meeting, the shares will be voted in accordance with the specification so made. IF A CHOICE IS NOT SO SPECIFIED, IT IS INTENDED THAT THE PERSON DESIGNATED BY THE BOARD OF DIRECTORS IN THE ACCOMPANYING FORM OF PROXY WILL VOTE THE SHARES REPRESENTED BY THE FORM OF PROXY IN FAVOUR OF EACH MATTER IDENTIFIED ON THE FORM OF PROXY AND, THEREFORE, "FOR" THE NOMINEES OF THE COMPANY FOR DIRECTORS AND AUDITOR.

The Form of Proxy accompanying this Proxy Statement confers discretionary authority upon the named proxyholder with respect to amendments or variations to the matters identified in the accompanying Notice of Annual and Special Meeting and with respect to any other matters which may properly come before the Meeting. As of the date of this Proxy Statement, the Board of Directors of the Company knows of no such amendment or variation or matters to come before the meeting other than those referred to in the accompanying Notice of Annual and Special Meeting.

                                  VOTING SHARES

As at April 24, 2000, 22,287,485 common shares ("Common Shares") without par value of the Company were issued and outstanding, each such share carrying the right to one vote at the Meeting. The Record Date as of which members are entitled to receive notice of and to vote at the Meeting is May 04, 2000. The closing price of the Company's Common Shares on the OTC Bulletin Board on April 24, 2000 was (US) $0.625.

                              FINANCIAL STATEMENTS

The Company's 2000 Annual Report, which contains the consolidated financial statements for the Company's fiscal year ended January 31, 2000 and Management's Discussion and Analysis thereon, is being mailed with this Proxy Statement to shareholders entitled to notice of the Meeting.

                                     AUDITOR

APPOINTMENT OF AUDITOR (ITEM 1 OF FORM OF PROXY)

The Board of Directors of the Company recommends PricewaterhouseCoopers, Chartered Accountants, for appointment by the shareholders as the Company's independent public auditor for the fiscal year ended January 31, 2001. PricewaterhouseCoopers has acted as the Company's auditor since fiscal 1985 and will have a representative present at the Meeting to make a statement, if they desire to do so, and to respond to any questions from the shareholders.

                           PRINCIPAL SHAREHOLDERS AND
                          SHARE OWNERSHIP OF MANAGEMENT

The following table provides information, as at March 31, 2000, with respect to Common Share ownership by (i) the persons known to management beneficially owning Common Shares carrying more than 5% of the voting rights attached to all Common Shares of the Company, (ii) each Director, (iii) the Chief Executive Officer, (iv) each Executive Officer named in the Summary Compensation Table, and (v) all Directors and Executive Officers as a group. Except as otherwise indicated in the footnotes below, all of the shares listed for a person named in the table are directly held with sole voting and dispositive power.

--------------     ------------------------------------------     --------------------     -------------------
TITLE OF CLASS     NAME AND ADDRESS OF BENEFICIAL OWNER            AMOUNT OWNED            PERCENTAGE OF CLASS
--------------     ------------------------------------------     --------------------     -------------------
Common             Gordon L. Ellis                                1,460,000(1)(2)(3)(4)           6.53%
                   North Vancouver, British Columbia, Canada

Common             Stephen H. Silbernagel                           660,000(5)                    2.95%
                   Vancouver, British Columbia, Canada

Common             John J. Sutherland                                60,021(6)                    0.27%
                   West Vancouver, British Columbia, Canada

--------------     ------------------------------------           ---------------             -------------------
TITLE OF CLASS     NAME AND ADDRESS OF BENEFICIAL OWNER            AMOUNT OWNED               PERCENTAGE OF CLASS
--------------     ------------------------------------           ---------------             -------------------
Common             Douglas E. Ellis                                 276,500(7)(8)                    1.23%
                   White Rock, British Columbia, Canada

Common             Shawn M. Dooley                                  423,713(9)                       1.89%
                   Bellingham, Washington, USA

Common             Directors and Executive Officers               2,995,900(10)                      13.07%
                   as a Group (6 Persons)
--------------     ------------------------------------           ---------------             -------------------

(1) Includes 83,500 common shares underlying incentive stock options granted to Mr. G. Ellis.
(2)      Includes 60,000 common shares held by Stelyconi Enterprises Ltd.
         Mr. G. Ellis controls voting and dispositive powers.
(3)      Includes 446,500 common shares held by Gordann Consultants Ltd..
         Mr. G. Ellis owns 51% interest and Mr. Ellis' spouse owns 49% interest in Gordann Consultants Ltd., Mr. G. Ellis controls voting and dispositive powers.
(4)      Includes 300,000 common shares held by ABE Industries (1980) Inc.
         Mr. G. Ellis controls voting and dispositive powers.
(5) Includes 60,000 common shares underlying incentive stock options granted to Mr. Silbernagel.
(6) Includes 60,000 common shares underlying incentive stock options granted to Mr. Sutherland.
(7) Includes 100,000 common shares underlying incentive stock options granted to Mr. D. Ellis.
(8) Includes 100,000 common share underlying share purchase warrants granted to Mr. D. Ellis.
(9) Includes 125,000 common shares underlying incentive stock options granted to Mr. Dooley.
(10) Includes 113,000 common shares underlying incentive stock options granted to Mr. Thompson.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, requires the Company's officers and Directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Officers, Directors and greater than 10% beneficial owners also are required by the rules promulgated by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

The Officers, Directors and greater than 10% beneficial owners became subject to
Section 16 on February 1, 1993 at which time the Company was no longer deemed a "foreign private issuer" as such term is defined in Rule 3b-4 of the Securities Exchange Act of 1934. The Company has received copies of the filings from its Officers and Directors and has determined whether such Officers and Directors filed all reports required of them on a timely basis. The Company has obtained an undertaking by such Officers and Directors to make all future requisite filings.

Gordon L. Ellis has filed all Section 16(a) reports required. Of the reports filed for the fiscal year of the Company, the Securities Exchange Commission received three transactions on one report late.

Stephen H. Silbernagel has filed all Section 16(a) reports required. Of the reports filed up to the fiscal year end of the Company, the Securities Exchange Commission received no late reports.

John J. Sutherland has filed all Section 16(a) reports required. Of the reports filed five transactions on two Form 4 reports were received late, up to the fiscal year end of the Company.

Douglas Ellis has filed all Section 16(a) reports required. Of the reports filed, Form 3 from 1998 was received late and five transactions on two Form 4 reports were received late, up to the fiscal year end of the Company.

Shawn M. Dooley has filed all Section 16(a) reports required. Of the reports filed, Form 3 from 1998 was received late and two transactions on Form 4 up to the fiscal year end of the Company were received late.

David Thompson has filed all Section 16(a) reports required. Of the reports filed for the fiscal year end of the Company, there were no late filings, although Form 3 from 1998 was received late.


                        DIRECTORS AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS (ITEM 2 OF FORM OF PROXY)

The Articles of the Company provide for a Board of Directors consisting of not fewer than three (3) members. The number of Directors may be determined by resolution of the Board of Directors at any meeting; presently, the Board has set the number of Directors at five (5). In addition, the Articles of the Company provide for division of the Board of Directors into two (2) classes, whereby the term of office for each class of Directors alternately expires upon the second succeeding general meeting. At the present time, Class I has three
(3) Directors with expiring terms in 2000 and Class II has two (2) Directors with expiring terms in 2001.

Unless otherwise directed in the accompanying Form of Proxy, the person appointed in the Form of Proxy intends to nominate and vote the shares represented by such Form of Proxy "FOR" the election of the following nominees for the office of Director of the Company, to serve as Class I Directors for a term of two years, or until their successor is duly elected or appointed, unless their office is earlier vacated in accordance with the Articles of the Company or they become disqualified to act as a Director. The nominees are presently Directors and will have their term of office as a Director expire at the Meeting.

---------      -----------------         -----        --------------------      ----------------       -------------------
                                                      PRESENT POSITION          SERVED AS              DATE TERM AS
CLASS          DIRECTOR                   AGE           WITH COMPANY            DIRECTOR SINCE         DIRECTOR TO EXPIRE
---------      -----------------         -----        --------------------      ----------------       -------------------
    I          Gordon L. Ellis            53          Director                        1985                    2000

    I          Douglas E. Ellis           48          Director, Secretary,            1998                    2000
                                                      President of
                                                      Absorption Corp

    I          Shawn M. Dooley            40          Director, VP Sales &            1998                    2000
                                                      Marketing
---------      -----------------         ----         ---------------------     ----------------       -------------------

Although the Company does not contemplate that the above named nominees will refuse or be unable to accept or serve as Directors of the Company, the persons appointed in the enclosed accompanying Form of Proxy intend, if a nominee becomes unavailable, to vote the shares represented by the Form of Proxy "FOR" the election of such other person as may be nominated or designated by the Board of Directors, unless they are directed by the Form of Proxy to do otherwise.

The following information is provided in respect to Class II Directors of the Company who will continue to serve as Directors until the expiration of their terms on the dates indicated:

---------      -----------------------     -----        -------------------       ----------------       -------------------
                                                         PRESENT POSITION         SERVED AS              DATE TERM AS
CLASS          DIRECTOR                     AGE            WITH COMPANY           DIRECTOR SINCE         DIRECTOR TO EXPIRE
---------      -----------------------     -----        -------------------       ----------------       -------------------
   II          Stephen H. Silbernagel       53                Director                  1988                    2001

   II          John J. Sutherland           50                Director                  1988                    2001
---------      -----------------------     -----        -------------------       ----------------       -------------------

The brother of Gordon Ellis, Douglas Ellis, is the President of Absorption Corp. ("Absorption"), the Company's U.S. operating subsidiary. No other family relationship exists between any Director, Executive Officer, or significant employee.

The following is a brief summary of the business experience, during the past five years, of each Director and nominee for Director of the Company. Messrs. Gordon Ellis, Silbernagel, Sutherland and Douglas Ellis are citizens of Canada and Mr. Dooley is an American citizen.

Gordon L. Ellis has been Chairman of the Company since July 1988, President and CEO since November 1996 and a Director of the Company since July 1985. Mr. Ellis is also a Director of Absorption, and is Chairman and a Director of Polymer Solutions, Inc. ("PSI"), a publicly-held company listed on the Canadian Venture Exchange, which operates a plant in Chico, California, using advanced polymer technology to develop and provide environmentally safe, non-toxic, industrial wood coating and adhesive products. Mr. Ellis is a Director of eXcape.Net Inc. a private company engaged in the development and operation of a computer network to provide EDI and electronic financial services in Asia. Mr. Ellis is a Director, President and CEO of Total Absorb Inc. ("TAI"), the Company's Canadian marketing and distribution subsidiary which markets and distributes pet litter.

Stephen H. Silbernagel has been a Director of the Company since June 1988. Mr. Silbernagel is a lawyer, practising in Vancouver, British Columbia and is a partner in the firm Silbernagel & Company. Mr. Silbernagel is a Director of PSI.

John J. Sutherland has been a Director of the Company since August 1988. Mr. Sutherland is a Certified General Accountant and is President and CEO of ASC Avcan Systems Corporation ("ASC"). Prior to joining ASC in March 1997, Mr. Sutherland was Vice-President Finance of Arequipa Resources Ltd. and Zen International Resources Ltd. from April 1996 to February 1997, prior to that, a financial consultant to public and private companies in Vancouver, British Columbia. Mr. Sutherland is a Director of PSI and is a Director of JCI Technologies Inc., a publicly-held company listed on the Alberta Stock Exchange.

Douglas E. Ellis has been a Director of the Company since July 1998. In March 1999, Mr. Ellis became President of Absorption and he has been with Absorption for 13 years. Prior to joining and helping to build Absorption's Bellingham facility, Mr. Ellis spent many years in the heavy construction industry as a project engineer for pulp & paper mills and related projects.

Shawn M. Dooley has been a Director of the Company since July 1998. Mr. Dooley is Vice-President, Sales and Marketing for Absorption and has been associated with Absorption since 1991. Previous to joining the Company, Mr. Dooley spent nine years at Purina Mills, Inc. Mr. Dooley holds Bachelor of Science degrees in Agricultural Education and Agricultural Resource Economics.

BOARD MATTERS AND COMMITTEES

During the 2000 fiscal year, the Board of Directors held seven regular meetings and one special meeting. Each of the members of the Board of Directors of the Company participated in at least 75% of the aggregate number of meetings of the Board of Directors and committees of the Board, on which each Director has served.

The Company's Board of Directors has two committees, an audit committee ("Audit Committee") comprised of Messrs. G. Ellis, Silbernagel and Sutherland, and a compensation committee ("Compensation Committee") comprised of Messrs. Silbernagel and Sutherland for the fiscal year ended January 31, 2000.

The Audit Committee held one meeting during the 2000 fiscal year. Its duties include making recommendations to the Board of Directors concerning the hiring and dismissal of the Company's independent auditors; reviewing the completed audit with the independent auditors regarding the conduct of the audit, accounting adjustments, recommendations for improving internal controls and any other significant findings during the audit; meeting periodically with management to discuss accounting and financial controls; and initiating and supervising any special investigations deemed necessary.

The Compensation Committee held one meeting during the 2000 fiscal year. Its primary duties concern the approval and review of management compensation and contracts, and the granting and amending of incentive stock options to employees of the Company and its subsidiaries pursuant to the Company's two stock option plans, the 1993 Stock Option Plan - U.S. Participants (the "U.S. Plan") and the 1993 Equity Incentive Stock Option Plan (the "Equity Option Plan"). The administration of these plans, which is the responsibility of the Board of Directors, has been delegated to the Compensation Committee, as permitted by the each of the plans. The Compensation Committee is therefore responsible for determining the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, and the other terms of the options.

Please see "PARTICULARS OF OTHER MATTERS TO BE ACTED UPON" (ITEMS 3, 4 AND 5 OF THE FORM OF PROXY) for a description of the amendments to the U.S. Plan and the Equity Option Plan approved by the Board of Directors and submitted for approval to the shareholders at the Meeting.

EXECUTIVE OFFICERS OF THE COMPANY

For the purpose of this Proxy Statement, "Executive Officer" of the Company means the Chairman and any Vice-Chairman of the Board of Directors, where that person performs the functions of such officer on a full-time basis, the President, and any Vice-President in charge of a principal business unit such as sales, finance or production, and any officer of the Company or of a subsidiary who performs a policy-making function in respect of the Company, whether or not such officer is also a Director of the Company or the subsidiary.

The Executive Officers of the Company, (including positions held with subsidiaries Absorption and TAI), their ages, principal occupations and business experience for the past five years, and tenures as Executive Officers are shown in the following table. Executive Officers are appointed by, and serve at the pleasure of, the Board of Directors.

----------------       -------      -------------------       -----------------------------------------
NAME                     AGE         OFFICE HELD SINCE        OFFICE HELD WITH COMPANY OR SUBSIDIARY
----------------       -------      -------------------       -----------------------------------------

Gordon L. Ellis           53              1988                Chairman President and CEO
                                                              (since November, 1996) Chairman and
                                                              Director of Absorption
                                                              President and CEO of TAI
                                                              See "Election of Directors"

Douglas E. Ellis          48              1999                President of Absorption
                                          1998                Director
                                          1998                Secretary
                                          1997                Secretary of Absorption

Shawn M. Dooley           40              1998                Director
                                          1998                VP Sales & Marketing

David Thompson            39              1998                CFO
----------------       -------      -------------------       -----------------------------------------

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The aggregate cash payments made to the Company's Executive Officers and their management companies by the Company and its subsidiaries during the fiscal year ended January 31, 2000 was (US) $337,612 as reimbursement for office rent and supporting services, and management services provided to the Company during the current year. Please see "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS".

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the total direct or indirect (management service agreements) compensation during the last three fiscal years of the Company's CEO and its other Executive Officers whose compensation exceeded (US) $100,000. Information is given for each of the last three fiscal years for each Executive Officer who served at any time during such year as an Executive Officer of the Company or its subsidiaries.


U.S. DOLLARS
------------------------- ---------- ---------------------------------- ------------------------------------ -----------

                                            ANNUAL COMPENSATION               LONG TERM COMPENSATION
                                     ---------------------------------- ------------------------------------

                                                                                AWARDS            PAYOUTS
                                                                        ----------------------- ------------

                                                                                        RESTRICTED
                                                                 OTHER      SECURITIES  SHARES OR                ALL
NAME AND                      FISCAL                             ANNUAL     UNDER       RESTRICTED               OTHER
POSITION                      YEAR                               COMPEN-    OPTIONS     SHARE       LTIP         COMPEN-
OF PRINCIPAL                  ENDING     SALARY ($)  BONUS       SATION     GRANTED     UNITS       PAY-OUTS     SATION
-------------------------     ---------- ----------- ----------- ---------- ----------- ----------- ------------ -----------
Gordon L. Ellis                 2000       57,149    Nil         Nil        216,500     Nil         N/A          Nil
Chairman, President and         1999       44,800    Nil         Nil         83,500     Nil         N/A          Nil
CEO                             1998       43,820    Nil         Nil        Nil         Nil         N/A          Nil

Douglas E. Ellis                2000       88,092    15,200      Nil        150,000     Nil         N/A          Nil
President of Subsidiary (1)     1999       83,268    Nil         8,526      200,000(2)  Nil         N/A          Nil
                                1998       57,544    Nil         1,434      Nil         Nil         N/A          Nil

Shawn M. Dooley                 2000       51,855    15,000      60,134     125,000     Nil         N/A          Nil
Vice President,                 1999       49,084    Nil         40,725     125,000     Nil         N/A          Nil
Marketing (3)                   1998       30,727    Nil         31,850     Nil         Nil         N/A          Nil
-------------------------     ---------- ----------- ----------- ---------- ----------- ----------- ------------ -----------

(1)     Douglas Ellis was appointed President of Absorption Corp. in March 1999.
(2)     Includes 100,000 warrants granted to Mr. D. Ellis in January 1998.
(3)     Mr. Dooley was appointed Vice President, Sales & Marketing in July 1998.

OPTION GRANTS

The Company has never granted stock appreciation rights ("SAR's) and it is currently intended that none be granted in the future. The following table sets forth information regarding all grants of options to the individuals named in the Summary Compensation Table during the fiscal year ended January 31, 2000, and the potential realizable value of such options using a 5% and 10% assumed annual rate of appreciation in the price of the Company's Common Shares. The particular assumed annual rates of stock appreciation used in this table are specified under the rules and regulations of the Securities and Exchange Commission and are not necessarily indicative of future stock price performance or the Company's projections thereof. Over a three-year option term, the corresponding increase in the Company's market capitalization over the same period (measured from the end of the last fiscal year) would be (a) (US) $1,866,241 with an assumed 5% annual rate of stock appreciation, and (b) (US) $3,918,958 with an assumed 10% annual rate of stock appreciation.

U.S. DOLLARS
-------------------   --------------  ----------- -------------  -----------  --------------   ---------------  ----------------
                                                    % OF TOTAL                                                     POTENTIAL
                                      SECURITIES     OPTIONS      EXERCISE                        POTENTIAL       REALIZABLE
                                      UNDER-LYING   GRANTED TO    OR BASE                        REALIZABLE          VALUE
                                       OPTIONS      EMPLOYEES       PRICE                      VALUE ASSUMING    ASSUMING 10%
                                       GRAMTED      IN FISCAL     ($/          EXPIRATION        5% RATE OF         RATE OF
NAME                  DATE OF GRANT      (#)           YEAR       SECURITY)       DATE          APPRECIATION     APPRECIATION
-------------------   --------------  ----------- -------------  -----------  --------------   ---------------  ----------------
Gordon L. Ellis       Dec 29, 1999     216,500        25%          $0.54      Dec 29, 2002        $ 18,428          $ 38,697

Douglas E. Ellis      Dec 29, 1999     150,000        18%          $0.54      Dec 29, 2002        $ 12,768          $ 26,811

Shawn M. Dooley       Dec 29, 1999     125,000        14%          $0.54      Dec 29, 2002        $ 10,640          $ 22,343
-------------------   --------------  ----------- -------------  -----------  --------------   ---------------  ----------------

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

The following table sets forth information concerning the exercise of options during the fiscal year ended January 31, 2000, and the value at January 31, 2000 of unexercised "in-the-money" options held by each of the executive officers named in the Summary Compensation Table. Once vested, all options are exercisable, in whole or in part, at any time until date of expiration.

U.S. DOLLARS
------------------     -----------------    ---------------     ------------------------------------------------------
                                                                                  AT JANUARY 31, 2000
                                                                ------------------------------------------------------
                        NUMBER OF SHARES
                           ACQUIRED ON         AGGREGATE                                    VALUE OF EXCERCISABLE /
                            EXERCISE         VALUE REALIZED      NUMBER EXERCISABLE/       UNEXERCSABLE IN-THE-MONEY
NAME                           (#)              ($) (1)         UNEXERCISABLE OPTIONS           OPTIONS ($) (2)
------------------     -----------------    ---------------     ---------------------     ----------------------------

Gordon L. Ellis             216,500             97,425            83,500 / 216,500              30,895 / 6,495

Douglas E. Ellis            100,000             41,000          200,000(3) / 150,000            69,000 / 4,500

Shawn M. Dooley             75,000              33,750            125,000 / 125,000             46,250 / 3,750
------------------     -----------------    ---------------     ---------------------     ----------------------------

(1) Based on the difference between the option exercise price and the closing market price of the Company's shares at date of exercise.
(2) In-the-Money Options are those where the market value of the underlying securities as at the most recent fiscal year end exceeds the option exercise price. The closing market price of the Company's shares as at January 31, 2000 (i.e. fiscal year end) was (US) $0.57.
(3) The number of exercisable options amount includes 100,000 warrants granted to Mr. D. Ellis in January 1998.

COMPENSATION OF DIRECTORS FOR LAST FISCAL YEAR

The following table sets forth information regarding certain types of compensation paid or provided during the fiscal year ended January 31, 2000 to each Director of the Company, except a Director who is an executive officer.

U.S. DOLLARS
-----------------------------     ----------------------------------------------------      --------------------------------
                                                  CASH COMPENSATION                                  SECURITY GRANTS
                                  ----------------------------------------------------      --------------------------------
                                                                                                              NUMBER OF
                                     ANNUAL                                CONSULTING                         SECURITIES
                                    RETAINER            MEETING            FEES/OTHER        NUMBER OF        UNDERLYING
NAME                                FEES ($)            FEES ($)            FEES ($)         SHARES (#)    OPTIONS/SARS (#)
----------------------------      ------------  -------------------------  -----------      ------------  ------------------

Stephen Silbernagel (1),(2)          Nil        $200 per board meeting       Nil               Nil             20,000
                                                 and $50 per committee
                                                        meeting

John Sutherland (1),(2)              Nil        $200 per board meeting       Nil               Nil             20,000
                                                 and $50 per committee
                                                        meeting
-----------------------------     ------------  -------------------------  -----------      ------------  -------------------

(1)      Compensation Committee
(2)      Audit Committee

Under the Stock Option Plan, at January 31, 2000, stock options to purchase a total of 1,498,400 Common Shares at exercise prices ranging from (US).$0.20 to
(US) $0.54, with expiry dates from October 1, 2000 were outstanding. Pursuant to the vesting terms of the stock option agreements, stock options to purchase 658,000 Common Shares are eligible for exercise at January 31, 2000.

Please see "PARTICULARS OF OTHER MATTERS TO BE ACTED UPON" (ITEM 3, 4 AND 5 OF THE FORM OF PROXY) for a description of the amendments to the Stock Option Plans, approved by the Board of Directors and submitted for approval to the shareholders at the Annual and Special Meeting. The shareholders are being asked to vote on a proposal to modify the participants who are eligible to participate in the U.S. Plan and amend each of the Stock Option Plans by increasing the authorized number of Common Shares reserved for issuance by 1,050,000 shares in total.

REPRICING OF OPTIONS

The Compensation Committee did not amend any terms of existing stock option agreements during the fiscal year ended January 31, 2000.

At the 1998 Annual General Meeting an affirmative vote of the majority of shareholders approved amendments to the 1993 Equity Incentive Stock Option Plan. The Board of Directors of the Company approved amendments to the Company's 1993 Stock Plan U.S. Participants. The amendments entailed the repricing of options granted from exercise prices ranging from (US) $0.50 to (US) $1.69 per Common Share to an exercise price of (US) $0.20 per Common Share on existing stock options. A total of 1,146,500 stock options were repriced to $0.20 per share as a result of the repricing.

EMPLOYMENT AGREEMENTS

Pursuant to a verbal agreement, the Company entered into a management services agreement with Current Systems, a proprietorship owned by Douglas E. Ellis. In effect since January 1, 2000, Current Systems receives (US) $8,750 for management services per month.

On October 1, 1998, the Company entered into an employment agreement with Gordon
L. Ellis, currently serving as Chairman and President of the Company. Effective June 1, 1999, the Company pays US$5,000 per month for management services and Mr Ellis is permitted to participate in the Company's Benefit Plan and Stock Option Plan. The management agreement is terminable immediately upon notice by either party.

                  INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

On March 1, 2000, the Company has granted short-term loans totalling $190,000 with two of its directors. The purpose of loans was to enable Messrs. G. Ellis and Silbernagel to exercise share purchase warrants, which were due to expire on March 4, 2000. The share purchase warrants were attached to the units of a private placement conducted by the Company in March 1998, which the Directors had subscribed. The loans are unsecured and do not bear interest if paid by September 30, 2000.


NAME AND                 LARGEST AMOUNT                            FINANCIALLY ASSISTED
POSITION               OUTSTANDING DURING   AMOUNT OUTSTANDING      SECURITIES PURCHASE        SECURITY FOR
OF PRINCIPAL           FISCAL YEAR ENDING    AT MARCH 31, 2000   DURING FISCAL YEAR ENDING     INDEBTEDNESS
--------------------   ------------------   ------------------   -------------------------     ------------

Gordon L. Ellis                Nil               $127,500                   Nil                     Nil
Chairman, President
and CEO

Stephen Silbernagel,           Nil                $62,500                   Nil                     Nil
Director
--------------------   ------------------   ------------------   -------------------------     ------------

No other Directors and Executive Officers and proposed nominees for election as Directors of the Company, and associates or affiliates of such Directors, Executive Officers or proposed nominees are or have been indebted to the Company since the beginning of the last completed financial year of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the commencement of the Company's last completed fiscal year, no insider of the Company, proposed nominee for election as a Director of the Company, nor any associate or affiliate of such insider or proposed nominee, has been materially interested in any transaction of the Company, nor is any such person interested in any proposed transaction which has materially affected or would materially affect the Company (or any of its subsidiaries) except for the matters referred to below. With regard to any matter involving an actual or potential conflict of interest with any member of the Company's Board of Directors, it has been the policy of the Board to exclude the interested Director from voting on such a matter.

Effective February 1, 1995, the Company and its two subsidiaries rent their executive office space and office equipment in Vancouver, British Columbia from ABE Industries (1980) Inc. ("ABE"), a company controlled by Gordon L. Ellis, for a total monthly fee of (US) $500 per month. Management believes this rental fee is less than rents charged by third parties for similar accommodations.

During the year ended January 31, 2000, ABE was paid (US) $50,182 for office rent and related services, plus reimbursement of accounting, investor relations and secretarial services. As of January 31, 2000, no monies were owed to ABE for office services.

In March 1998, the Company entered into subscription agreements for employee stock purchases to eliminate the debt related to the convertible debentures outstanding at that time. Management participated in the private placement and were issued shares of the Company. The warrants attached to the units with an exercise price of $0.25, expired March 4, 2000.

The Company has entered into a management services agreement with Gordon L. Ellis (President & C.E.O. of the Company) and Current Systems for the services of Douglas E. Ellis (President and Secretary of Absorption. Please see "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS" for description of the remuneration paid or payable under these agreements.

The Company has granted stock options and warrants to certain of its Directors and Executive Officers. See "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS".

                                SPECIAL BUSINESS

The Board of Directors of the Company resolve that no special business is being solicited at this time, other than what may come before the Board at the Annual General Meeting.

                  PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

PARTICIPANT AMENDMENT TO THE INTERNATIONAL ABSORBENTS INC. 1993 STOCK PLAN - U.S. PARTICIPANTS (ITEM 3 OF FORM OF PROXY)

The shareholders are being asked to vote on an amendment to the U.S. Plan in order to modify the participants who are eligible to participate in the plan. Currently, the plan allows the granting of Stock Options to employees, officers, independent consultants and advisers of the Company or any Parent, Subsidiary or Affiliate of the Company. No U.S. Resident Directors of the Company are eligible to participate in the Plan.

The purpose of the U.S. Plan is a means to attract and retain the best available person for positions of substantial responsibility and to provide certain key employees with an additional incentive to contribute to the success of the Company. As a means to hire and retain such a person, the Board of Directors believe U.S. Residents who become Directors of the Company, should be eligible under the U.S. Plan to receive stock option grants.

                                  REQUIRED VOTE

Shareholder approval to include U.S. Resident Directors of the Company as eligible participants is being solicited in order to satisfy certain requirements provided under applicable securities laws. The approval to materially modify eligibility for participation in the U.S. Plan requires the affirmative vote of the holders of a majority of the Common Shares present or represented and entitled to vote at the Meeting. The form of resolution sought for shareholder approval of an amendment to eligibility is as follows:

"RESOLVED THAT:
1. the amendment to include U.S. Resident Directors of the Company as eligible participants under the Company's 1993 Stock Option Plan - US Participants (the "U.S. Plan") as set out in the Company' proxy statement are hereby ratified, adopted and approved;

2. all such acts, deeds and things taken by management of the Company to effect the amendments described above and the signing of documentation required to effect the amendments are hereby ratified, adopted and approved; and

3. no further resolution or approval by the shareholders shall be required for the implementation of the amendments to U.S. Resident Directors of the Company as participants eligible for the granting of stock options under the U.S. Plan pursuant to this resolution."

The Board of Directors recommends to the shareholders that they vote "FOR" amendments to include U.S. Resident Directors of the Company as eligible participants pursuant to the U.S. Plan.

AUTHORIZED SHARE AMENDMENT TO THE INTERNATIONAL ABSORBENTS INC. 1993 STOCK PLAN
- U.S. PARTICIPANTS (ITEM 4 OF FORM OF PROXY)

The shareholders are being asked to vote on a proposal to amend the U.S. Plan to increase the total number of Common Shares available for future stock options to be granted under the U.S. Plan from 1,325,000 Common Shares to 1,950,000 Common Shares. With the steady and aggressive growth in the Company over the past year, it is the intention of the Company to reward its current employees by granting a greater number of stock options. The Company also anticipates an increase in the number of key employees in the near future to support the continued growth. Increasing the Common Shares available will allow employees to participate in the future of the Company and in turn, increase shareholder value. After deducting the 1,325,000 Common Shares that are reserved for issuance pursuant to the stock option plan, the Company would be authorized to grant further stock options under the amended U.S. Plan of up to 625,000 Common Shares, constituting an increase of 2.8% of the Company's issued and outstanding share capital as of the date of this Proxy Statement.

The Board of Directors adopted the amendment to the U.S. Plan on April 12, 2000, subject to the approval of the shareholders of the Company at the Meeting and the satisfaction of applicable British Columbia and U.S. federal and state regulatory requirements.

The U.S. Plan was adopted on May 19, 1993 to assist the Company and the Company's subsidiaries in attracting and retaining the best available persons for positions of responsibility and to provide certain key employees with an additional incentive to contribute to the success of the Company. Due to the growth in number of employees since the U.S. Plan's adoption, as amended in 1997, and the ensuing grants of options to those employees and to attract additional key employees, the number of authorized shares available for reservation under the U.S. Plan must be increased.

                                  REQUIRED VOTE

Shareholder approval of the amendment under the U.S. Plan to increase the number of authorized Common Shares of the Company, is being solicited in order to satisfy certain requirements provided in the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and applicable securities laws. The approval of the amendment to the U.S. Plan requires the affirmative vote of the holders of a majority of the Common Shares present or represented and entitled to vote at the Meeting. The form of resolution sought for shareholder approval of an amendment to the U.S. Plan is as follows:

"RESOLVED THAT:
4. the amendment to increase the authorized number of Common Shares reserved for issuance from 1,325,000 Common Shares to 1,950,000 Common Shares under the Company's 1993 Stock Option Plan - US Participants (the "U.S. Plan") as set out in the Company' proxy statement is hereby ratified, adopted and approved;

5. all such acts, deeds and things taken by management of the Company to effect the amendments described above and the signing of documentation required to effect the amendments are hereby ratified, adopted and approved; and

6. no further resolution or approval by the shareholders shall be required for the implementation of the amendment to the U.S. Plan pursuant to this resolution."

Due to the important role the U.S. Plan plays in the Company's efforts to retain and recruit the services of individuals with outstanding ability for itself and its subsidiaries, the Board of Directors recommends to the shareholders that they vote "FOR" the proposal to amend the U.S. Plan to increase the reservation of Common Shares authorized for option grants from 1,325,000 Common Shares to 1,950,000 Common Shares.

                          DESCRIPTION OF THE U.S. PLAN

The essential features of the U.S. Plan are outlined below. Copies of the U.S. Plan are available upon written request to the Secretary of the Company.
         GENERAL
The U.S. Plan administrator has the authority to grant either incentive stock options within the meaning of Section 422 of the Code or non-statutory (non-incentive) stock options. See "CERTAIN U.S. FEDERAL INCOME TAX INFORMATION" below for information concerning the tax treatment of incentive stock options and non statutory options. The U.S. Plan does not authorize the administrator to grant any stock appreciation rights (SARs) in connection with any option grants or independently of options.
         PURPOSE
The purpose of the U.S. Plan is to advance the interests of the Company and its shareholders and to promote the success of the Company's business by attracting and retaining the best available persons for positions of responsibility and provide certain key employees of the Company and its subsidiaries with an additional incentive to contribute to the success of the Company.

         ADMINISTRATION
The U.S. Plan is administered by the Board of Directors, which has the final power to construe and interpret the U.S. Plan, and to determine all questions that may arise in the administration of the U.S. Plan, including particulars of the terms of the options. As permitted under the U.S. Plan, the Board of Directors has delegated the administration of the U.S. Plan to the Compensation Committee consisting of Messrs. Silbernagel and Sutherland, two non-employee Directors of the Company.

         DURATION, AMENDMENT AND TERMINATION
The Board of Directors may suspend or terminate the U.S. Plan at any time. Unless sooner terminated, the U.S. Plan will terminate on May 19, 2003. The Board of Directors may amend the U.S. Plan at any time or from time to time. In certain circumstances, amendments must be approved by the vote of a majority of the outstanding shares within 12 months before or after its adoption by the Board of Directors.

         ELIGIBILITY
Options may only be granted or awarded to U.S. Plan participants who are residents of the U.S. and who are qualifying employees or independent consultants. As contained in this proxy statement, the shareholders are being asked to vote on an amendment to allow Directors of the Company to become eligible to participate in the U.S. Plan. Currently, executive officers and directors of the Parent, Absorption and TAI, the Company's wholly-owned subsidiaries, are eligible to participate in the U.S. Plan if they are residents of the U.S. and they are employees. No Directors of the Company are eligible. Two of the executive officers or directors of Company meet the foregoing criteria and, thus, are eligible to participate in the U.S. Plan.

         LIMITATIONS ON INCENTIVE OPTIONS
Under the U.S. Plan, no incentive stock option may be granted to an eligible employee who, at the time of the grant, owns stock constituting more than 10% of the total combined voting power of the Company, unless the price of the stock subject to the option is at least 110% of the fair market value of such stock at the date the option is granted and term of the option does not exceed five years from the date the option is granted. Incentive stock options granted under the U.S. Plan may be exercised in any order the optionee deems appropriate, subject to certain dollar limitations on options available for exercise in a given year.

         TERMS OF OPTIONS
The principal terms of the options permitted by the U.S. Plan are as follows. Subject to the terms and conditions of the U.S. Plan, individual option grants (which will be evidenced by separate stock option agreements to be entered into by the Company and the respective optionee) in any given case may vary as to any or all of the option terms highlighted below.
Option Term. Options granted may have a maximum term of 5 or 10 years.

In the event of certain reorganized or take-over transactions involving the Company, options outstanding under the U.S. Plan will be deemed cancelled unless another corporation assumes the options or substitutes similar options. If options are to be cancelled, the optionees shall be entitled to exercise their options during a 30 day period preceding the effective date of the particular transaction.

Option Exercise Price and Payment Terms. The exercise price for incentive stock options granted under the U.S. Plan may not be less than the fair market value of the Common Shares on the date of grant and, in some cases (see "LIMITATIONS ON INCENTIVE OPTIONS" above), may not be less than 110% of fair market value on the date of grant. The exercise price for non-incentive options may not be less than 85% of the fair market value of the Common Shares on the grant date.
The exercise price of options granted under the U.S. Plan must be paid in cash, property, qualifying services or under a qualifying deferred payment arrangement. In addition, subject to applicable law, the Company may make loans to individual optionees on such terms as may be approved by the Board of Directors for the purpose of financing the exercise of options granted under the U.S. Plan and the payment of any taxes that may be due in respect of such exercise.

Option Exercise and Transferability. The U.S. Plan provides for a minimum seven-month holding period before options may be exercised by any U.S. Plan participant who is subject to Section 16 of the Exchange Act. Individual option agreements generally may provide for the vesting of options in three-month installments beginning with the first three-month period following the date of grant. Upon vesting, each installment remains exercisable until the termination or expiration of the option. Under the U.S. Plan, an option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act. During the lifetime of an optionee, an option may be exercised only by the optionee.

Effect of Employment Termination. The U.S. Plan provides for the expiration of outstanding options upon within certain defined periods of no more than 12 months after an optionee's employment with the Company or its subsidiaries. Adjustment Provisions. If there is any change in the shares subject to the U.S. Plan (through recapitalization, stock dividend or otherwise), within certain limitations, appropriate adjustment may be made by the Board of Directors.

         COMPLIANCE WITH STATUTORY PROVISIONS
Options granted under the U.S. Plan to persons subject to Section 16 of the Exchange Act are intended to comply with Rule 16b-3 of the Exchange Act and are to contain such additional conditions or restrictions as may be required thereunder as of the time of grant to qualify for the exemptions from Section 16 of the aforementioned Act.

                   CERTAIN U.S. FEDERAL INCOME TAX INFORMATION
The following, which is based on the Code and the regulations, rulings, and decisions currently in effect, all of which are subject to change, does not address all aspects of federal income taxation that may be relevant to a particular option holder in light of his or her personal investment circumstances and does not discuss any aspects of state or local tax laws. Furthermore, the following does not consider the potential effects, both adverse and beneficial, of any recently proposed legislation which, if enacted, could be applied, possibly on a retroactive basis, at any time.

         U.S. TAX TREATMENT OF THE OPTIONEE
Incentive stock options under the U.S. Plan are afforded favourable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee's sale of the shares (assuming that the sale occurs no sooner than two years after grant of the option and one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. Under the current law, the tax on net capital gain (net long-term capital gain minus net short-term capital loss) is capped at 28%. If the optionee disposes of the shares prior to the expiration of the above holding periods, the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain or loss recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss.
All other options granted under the U.S. Plan are non-statutory options and will not qualify for any special tax benefits to the optionee. Accordingly, an optionee will not recognize any taxable income at the time he or she is granted a non-statutory option. However, upon exercise of the option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of the shares over the exercise price. Upon an optionee's resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

         U.S. TAX TREATMENT OF THE COMPANY
There should be no U.S. tax consequences to the Company, a resident of Canada, in respect of the U.S. Plan. Moreover, the Company's U.S. subsidiary generally will not be entitled to a deduction upon the grant or exercise of an incentive stock option, or the sale of the optioned stock by an optionee. However, if an optionee fails to satisfy the holding period, noted above, such that an optionee has made a disqualifying disposition, the Company's U.S. subsidiary will be entitled to a deduction in the year of the disqualifying disposition. The deduction will be equal to the amount recognized by an optionee as ordinary income and the same amount will be considered a capital contribution by the Company to its U.S. subsidiary. The Company's U.S. subsidiary generally will be entitled to a deduction upon the exercise of a non-statutory stock option by an optionee. The deduction ordinarily will be available in the year that an optionee exercises the option and the amount of the deduction will be equal to the amount recognized by an optionee as a result of exercising the non-statutory stock option.

                 CERTAIN CANADIAN FEDERAL INCOME TAX INFORMATION
The following is a summary, as of the date of this Proxy Statement, of the principal Canadian tax considerations generally applicable to the granting of employee stock options to non-residents of Canada and is not a complete analysis or listing of all possible tax consequences. Nor does this summary deal with all aspects of Canadian taxation that may be relevant to particular investors. This summary is general information only and is not intended to be, nor should it be construed to be, legal or tax advice to any particular person. Particular optionees should seek independent advice from their own tax advisors as to the income tax consequences to them having regard to their particular circumstances. The following summary is based upon the current provisions of the Income Tax Act (Canada) (the "ITA") and the Regulations to it as of the date of this Proxy Statement. This summary does not take into account or anticipate changes in the law or the administrative or assessing practices of Revenue Canada, Taxation, whether it be legislative, governmental or judicial action and does not take into account or anticipate provincial, territorial or foreign tax considerations.

         CANADIAN TAX TREATMENT OF THE OPTIONEES
This summary relates to the principal Canadian Federal Income Tax Considerations under the ITA generally applicable to an optionee who, for purposes of the ITA, is not, has never been, and will not be or be deemed to be resident in Canada. This summary is applicable to an optionee who deals at arm's length with the Company, who does not use or hold, and is not deemed under the ITA to use or hold, the options or any shares of the Company in, or in the course of, carrying on a business in Canada and who is an employee of the Company at the time of the granting of the option but who is not employed in Canada and does not provide any services in Canada. There should generally be no materially adverse Canadian tax consequences to a non-resident optionee in respect of options granted by the U.S. subsidiary, Absorption, a non-resident of Canada.
An optionee who is not resident in Canada for purposes of the ITA will generally not be subject to tax under the ITA in respect of the granting of the option. No gain or loss will be realized by an optionee for Canadian federal income tax purposes on the exercise of an option. When an option is exercised, the optionee's cost of the shares acquired thereby will be the exercise price paid for the shares. In computing the adjusted cost base of shares acquired on the exercise of an option or otherwise, a holder who holds shares as capital property at the time of acquisition will be required to average the cost of the shares acquired with the adjusted cost base of any other shares of the Company held, in accordance with the detailed provisions of the ITA in that regard.

Any optionee who is not resident in Canada for purposes of the ITA will also generally not be subject to tax under the ITA in respect of any capital gain or capital loss realized on the disposition of the option itself or on the disposition of shares acquired pursuant to the option, unless such shares are "taxable Canadian property" for purposes of the ITA and the holder is not entitled to relief under an applicable tax treaty between Canada and the holder's jurisdiction of residence at the relevant time. Shares of the Company will be "taxable Canadian property" of the holder if, at any time during the five year period immediately preceding the disposition of the share, not less than 25% of the issued shares of any class or series of the Company were owned by the holder, by persons with whom the holder does not deal at arm's length, or a combination thereof. In addition, the Canada/United States Income Tax Convention (the "Treaty") will generally exempt a holder who is resident of the United States for the purposes of the Treaty from Canadian income tax in respect of a disposition of shares provided the value of the shares of the Company is not derived principally from real property (including resource property) situated in Canada and provided such holder does not have and has not had within the twelve month period preceding the disposition a permanent establishment or fixed base available to such holder in Canada.

         CANADIAN TAX TREATMENT OF THE COMPANY
The ITA provides that generally, when shares have been issued to an employee and such issuance is governed by the stock option benefit rules in the ITA, the employer is not entitled to deduct any expenses related to granting of the option. Accordingly, the Company will not be allowed any deductions in respect of the granting of the stock option. However, beyond the dilution of share capital, the Company will not bear any significant costs in respect of the granting of the options, nor will there be any materially adverse Canadian tax consequences to the Company with respect thereto. Further, there should be generally no materially adverse Canadian tax consequences to the U.S. subsidiary, Absorption, a non-resident of Canada, in respect of options granted by it.


AUTHORIZED SHARE AMENDMENT TO THE INTERNATIONAL ABSORBENTS INC. 1993 EQUITY INCENTIVE STOCK OPTION PLAN (ITEM 5 OF FORM OF PROXY)

The shareholders are being asked to vote on a proposal to amend the Equity Option Plan to increase the total number of Common Shares available for future stock options to be granted under the Equity Option Plan from 1,000,000 Common Shares to 1,425,000 Common Shares. After deducting the 1,000,000 Common Shares that are reserved for issuance pursuant to the Equity Option Plan, the Company would be authorized to grant further stock options under the amended Equity Option Plan of up to 425,000 Common Shares, constituting 1.9% of the Company's issued and outstanding share capital as of the date of this Proxy Statement.

The Board of Directors adopted the amendment to the Equity Option Plan on April 12, 2000, subject to the approval of the shareholders of the Company at the Meeting and the satisfaction of applicable British Columbia and U.S. federal and state regulatory requirements.

The Equity Option Plan was adopted on May 19, 1993 to assist the Company and its subsidiaries in attracting and retaining the best available persons for positions of responsibility and to provide certain key employees with an additional incentive to contribute to the success of the Company. Due to the growth in number of employees since the Equity Option Plan's adoption, amended in 1998, and the ensuing grants of options to those employees and to attract additional key employees, the number of authorized shares must be increased.

                                  REQUIRED VOTE

Shareholder approval of the amendment under the Equity Option Plan to increase the number of authorized Common Shares of the Company, is being solicited in order to satisfy certain requirements provided in the Code, and applicable securities laws. The approval of the amendment to the Equity Option Plan requires the affirmative vote of the holders of a majority of the Common Shares present or represented and entitled to vote at the Meeting. The form of resolution sought for shareholder approval of an amendment to the Equity Option Plan is as follows:

 "RESOLVED THAT:

7. the amendment to increase the authorized number of Common Shares reserved for issuance from 1,000,000 Common Shares to 1,425,000 Common Shares under the Company's 1993 Equity Incentive Stock Option Plan (the "Equity Option Plan") as set out in the Company' proxy statement is hereby ratified, adopted and approved;

8. all such acts, deeds and things taken by management of the Company to effect the amendments described above and the signing of documentation required to effect the amendments are hereby ratified, adopted and approved; and

9. no further resolution or approval by the shareholders shall be required for the implementation of the amendment to the Equity Option Plan pursuant to this resolution."

Due to the important role the Equity Option Plan plays in the Company's efforts to recruit and retain the services of individuals of outstanding ability for itself and its subsidiaries, the Board of Directors recommends to the shareholders that they vote "FOR" the proposal to amend the Equity Option Plan to increase the reservation of Common Shares authorized for option grants from 1,000,000 Common Shares to 1,425,000 Common Shares.

                      DESCRIPTION OF THE EQUITY OPTION PLAN

The essential features of the Equity Option Plan are outlined below. Copies of the Equity Option Plan are available upon written request to the Secretary of the Company.
         PURPOSE
The purpose of the Equity Option Plan is to advance the interests of the Company and its shareholders and to promote the success of the Company's business by attracting and retaining the best available persons for positions of responsibility and provide certain key employees of the Company and its subsidiaries with an additional incentive to contribute to the success of the Company.
         ADMINISTRATION
The Equity Option Plan is administered by the Board of Directors which has the final power to construe and interpret the Equity Option Plan, and to determine all questions that may arise in the administration of the Equity Option Plan, including particulars of the terms of the options. As permitted under the Equity Option Plan, the Board of Directors has delegated the administration of the Equity Option Plan to the Compensation Committee consisting of Messrs. Silbernagel and Sutherland, the two non-employee Directors of the Company.

         DURATION, AMENDMENT AND TERMINATION
The Board of Directors may suspend or terminate the Equity Option Plan at any time. Unless sooner terminated, the Equity Option Plan will terminate on May 19, 2003. The Board of Directors may amend the Equity Option Plan at any time or from time to time. In certain circumstances, amendments must be approved by the vote of a majority of the outstanding shares within 12 months before or after its adoption by the Board of Directors.

         ELIGIBILITY
Options may be granted to qualifying employees, officers, independent consultants and advisers of the Company or any parent, subsidiary or affiliate of the Company. Options may also be granted to directors of any parent, subsidiary or affiliate of the Company provided such directors are not either employees or Directors of the Company and are not U.S. residents. Options may be granted to any Director of the Company provided such Director is also an employee of the Company. A certain number of options shall be automatically granted to current and future Directors of the Company who are not also employees of the Company (ie. Outside Directors) in accordance with the Equity Option Plan.
A participant may be granted more than one award under the Equity Option Plan.

         TERMS OF OPTIONS
The principal terms of the options permitted by the Equity Option Plan are as follows. Subject to the terms and conditions of the Equity Option Plan, individual option grants (which will be evidenced by separate stock option agreements to be entered into by the Company and the respective optionee) in any given case may vary as to any or all of the option terms highlighted below.

Option Term. Options granted may have a maximum term of 10 years.
In the event of certain reorganization or take-over transactions involving the Company, options outstanding under the Equity Option Plan will be deemed cancelled unless another corporation assumes the options or substitutes similar options. If options are to be cancelled, the optionees shall be entitled to exercise their options during a 30 day period preceding the effective date of the particular transaction.

Option Exercise Price and Payment Terms. The exercise price for stock options granted under the Equity Option Plan may not be less than the fair market value of the Common Shares on the date of grant. The exercise price of options granted under the Equity Option Plan must be paid in cash, property, qualifying services or under a qualifying deferred payment arrangement. In addition, subject to applicable law, the Company may make loans to individual optionees on such terms as may be approved by the Board of Directors for the purpose of financing the exercise of options granted under the Equity Option Plan and the payment of any taxes that may be due in respect of such exercise.

Option Exercise and Transferability. The Equity Option provides for a minimum seven-month holding period before options may be exercised by any Equity Option Plan participant who is subject to Section 16 of the Exchange Act. Options granted to participants who are not subject to section 16 of the Exchange Act shall not be exercisable prior to ninety days after the grant date of the options.

Effect of Employment Termination. The Equity Option provides for the expiration of outstanding options within certain defined periods of no more than 12 months after an optionee's employment with the Company or its subsidiaries.
Adjustment Provisions. If there is any change in the shares subject to the Equity Option Plan (through recapitalization, stock dividend or otherwise), within certain limitations, appropriate adjustment may be made by the Board of Directors.

         COMPLIANCE WITH STATUTORY PROVISIONS
The Equity Option Plan is intended to comply with the laws of the Province of British Columbia and, for the benefit of persons who, from time to time, may become subject to the provisions of Section 16 of the Exchange Act, to comply with Rule 16b-3 of the Exchange Act.

                CERTAIN CANADIAN FEDERAL INCOME TAX INFORMATION
The following is a summary, as of the date of this Proxy Statement, of the principal Canadian tax considerations generally applicable to the granting of employee stock options to residents of Canada who are employees of the Company and who deal at arm's length with the Company and is not a complete analysis or listing of all possible tax consequences. Nor does this summary deal with all aspects of Canadian taxation that may be relevant to particular investors. This summary is general information only and is not intended to be, nor should it be construed to be, legal or tax advice to any particular person. Particular optionees should seek independent advice from their own tax advisors as to the income tax consequences to them having regard to their particular circumstances. The following summary is based upon the current provisions of the ITA and the Regulations to it as of the date of this Proxy Statement. This summary does not take into account or anticipate changes in the law or the administrative or assessing practices of Revenue Canada, Taxation, whether it be legislative, governmental or judicial action and does not take into account or anticipate provincial, territorial or foreign tax considerations.

         CANADIAN TAX TREATMENT OF THE OPTIONEES
The issuance of a stock option to an employee of the Company will not result in any tax consequences to the optionee until the option is either exercised or disposed of, provided that no remuneration is foregone for the option.
When the option is exercised, a taxable benefit will result, treated as employment income, equal to the amount by which the fair market value of the Company shares at the time of exercise exceeds the exercise price. A deferral of a portion of the taxable benefit may be possible to when the shares are actually disposed of. The maximum benefit that may be deferred is subject to an annual vesting limit of $100,000. The $100,000 limit is based on the fair market value of the underlying shares at the time the options were granted.
The amount in excess of the $100,000 limit is included as a taxable benefit in employment income when the options are exercised. The amount deferred is included as a taxable benefit in employment income at the time the shares are sold. A taxable benefit will also arise if a party not dealing at arm's length with the original optionee exercises the option or disposes of it to a non-arm's length party.
A deduction may be available to the optionee equal to one-third of the income inclusion related to the exercise of the option. Where the deduction is available to the optionee, the net taxable effect to the optionee will be an income inclusion equal to two-thirds of the excess of the fair market value of the Company's shares at the time they are acquired over the exercise price of the option. Generally, to qualify for the one-third deduction, the following conditions must be met:
1. the exercise price must be at least equal to the fair market value of the option shares at the time the option is granted, less any amount paid by the optionee to acquire the shares; and
2. at the time the option was granted, the optionee deals at arm's length with the Company. When the shares are eventually sold, a capital gain or capital loss may also result. The capital gain or capital loss is calculated by the proceeds of disposition less the fair market value of the shares at the exercise date. The capital gain or capital loss inclusion rate is two-thirds for gains or losses realized after February 27, 2000.

         CANADIAN TAX TREATMENT OF THE COMPANY
The ITA provides that generally, when shares have been issued to an employee and such issuance is governed by the stock option benefit rules in the ITA, the employer is not entitled to deduct any expenses related to granting of the option. Accordingly, the Company will not be allowed any deductions for Canadian tax purposes in respect of the granting of the stock option. However, beyond the dilution of share capital, the Company will not bear any significant costs in respect of the granting of the options, nor will there be any materially adverse Canadian tax consequences to the Company with respect thereto.

                   CERTAIN U.S. FEDERAL INCOME TAX INFORMATION
The following, which is based on the Code and the regulations, rulings, and decisions currently in effect, all of which are subject to change, does not address all aspects of federal income taxation that may be relevant to a particular option holder in light of his or her personal investment circumstances and does not discuss any aspects of state or local tax laws. Furthermore, the following does not consider the potential effects, both adverse and beneficial, of any recently proposed legislation which, if enacted, could be applied, possibly on a retroactive basis, at any time.

        U.S. TAX TREATMENT OF THE OPTIONEE
An optionee who is not resident in the U.S. (and not employed in the U.S. or engaged in a U.S. trade or business) for the purposes of the Code will generally not be subject to tax under the Code in respect of the granting or the exercise of the option. An optionee who is not resident in the U.S. for the purposes of the Code will also generally not be subject to tax under the Code in respect of any capital gain or capital loss realized on the disposition of shares acquired pursuant to the option, unless such shares constitute a United States Real Property Interest.
       U.S. TAX TREATMENT OF THE COMPANY
There should be no U.S. tax implications to the Company, a resident of Canada, in respect of the Equity Option Plan.

                                  OTHER MATTERS

It is not known that any other matters will come before the meeting other than as set forth above and in the Notice of Annual General Meeting, but if such should occur the persons named in the accompanying Form of Proxy intend to vote on them in accordance with their best judgement, exercising discretionary authority with respect to amendments or variations of matters identified in the Notice of Annual and Special Meeting and other matters which may properly come before the meeting or any adjournment thereof.

                            PROPOSALS OF SHAREHOLDERS

In accordance with the rules of the Securities and Exchange Commission, shareholders of the Company may present proposals to the Company for inclusion in the Company's Proxy Statement prepared in connection with its next Annual General Meeting of Shareholders. Proposals to be included in the Proxy Statement prepared in connection with the next Annual General Meeting scheduled to be held in June of 2001 must be received by the Company no later than January 9, 2001, in order to be considered for inclusion.

                                  ANNUAL REPORT

The Annual Report for the Fiscal Year ended January 31, 2000 is being mailed to shareholders with this Proxy Statement. The Annual Report is not to be considered as proxy soliciting material. A copy of the Company's Annual Report on Form 10-KSB (without exhibits) will be provided upon written request to the Secretary, c/o the Company's address at 1569 Dempsey Road, North Vancouver, British Columbia, Canada V7K 1S8.

                                 BOARD APPROVAL

The contents of this Proxy Statement have been approved and its mailing has been authorized by a resolution of the Board of Directors of the Company.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Gordon L. Ellis
                                              --------------------
                                              Gordon L. Ellis, Chairman

                          INTERNATIONAL ABSORBENTS INC.
                               1569 DEMPSEY ROAD,
                        NORTH VANCOUVER, BRITISH COLUMBIA
                                 CANADA V7K 1S8


              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 12, 2000


NOTICE IS HEREBY GIVEN that the Annual and Special Meeting (the "Meeting") of the shareholders of International Absorbents Inc. (the "Company"), a corporation incorporated under the laws of British Columbia, Canada, will be held at 2nd Floor, 888 Dunsmuir Street, Vancouver, British Columbia, Canada on Monday, June 12, 2000 at 10:00 a.m. (Pacific time) for the following purposes:


1. To appoint PricewaterhouseCoopers, Chartered Accountants, as the Company's independent public auditor for the fiscal year ending January 31, 2001.

2. To elect the following persons as Directors of the Company for a term of two years:

         Gordon L. Ellis

         Douglas E. Ellis

         Shawn M. Dooley

3. To adopt, ratify and approve the amendments to the Company's 1993 Stock Option Plan - US Participants to include U.S. Resident Directors of the Company as eligible participants under the Plan.

4. To adopt, ratify and approve the amendments to the Company's 1993 Stock Option Plan - US Participants to increase the number of Common Shares authorized for issuance from 1,325,000 to 1,950,000 Common Shares

5. To adopt, ratify and approve the amendments to the Company's 1993 Equity Incentive Stock Option Plan to increase the number of authorized Common Shares from 1,000,000 to 1,425,000 Common Shares

6. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.


The Board of Directors has fixed the close of business on May 4, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE. A proxy will not be valid unless it is received at the office of the Transfer Agent, Pacific Corporate Trust Company, Suite 830 - 625 Howe Street, Vancouver, British Columbia, Canada V6C 3B6, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting. A form of Proxy received at the offices of the Transfer Agent or Company after this time, but prior to the Meeting, may be accepted or rejected as late, at the discretion of the Chairman. Your form of Proxy will be returned to you if you are present at the Meeting and should request its return.


DATED at Vancouver, British Columbia,        BY ORDER OF THE BOARD OF DIRECTORS
the 24th day of April, 2000.





                                             /s/ Gordon L. Ellis
                                             -------------------------
                                             Gordon L. Ellis, Chairman

                      SUPPLEMENTAL MAILING LIST RETURN CARD


                              (National Policy 41)


NOTICE TO SHAREHOLDERS OF INTERNATIONAL ABSORBENTS INC.


On October 28, 1987, the Canadian Securities Administrators gave approval to National Policy Statement No. 41 - Shareholder Communication (the "Policy") which essentially established a framework for communication between issuers and their registered and non-registered shareholders.


Companies incorporated in British Columbia were formerly required to deliver interim (semi-annual) financial statements only to their registered shareholders. The Policy now exempts companies from having to deliver these statements to their registered shareholders if the companies send 1st, 2nd and 3rd quarter financial statements to those shareholders, whether registered or not, who request in writing to receive them.


If you are a registered or non-registered shareholder, and wish to be placed on a supplemental mailing list for the receipt of these financial statements, you must complete and return the Supplemental Return Card below.


The supplemental mailing list will be updated each year and, therefore, a Return Card will be required annually in order to receive quarterly financial statements. All other shareholder mailings will continue to be mailed to registered shareholders in the normal manner without the completion of a Return Card.


=======================================================
TO:      INTERNATIONAL ABSORBENTS INC. (the "Company")


The undersigned certifies that he/she/it is the owner of securities (other than debt instruments) of the Company, and requests that he/she/it be placed on the Company's Supplemental Mailing List in respect of its quarterly financial statements.


-------------------------------------------
Name (Please print)



-------------------------------------------
Address



-------------------------------------------
City/Province (or State)/Postal Code






-------------------------------------------      ------------------------------
Signature of shareholder, or if shareholder      Dated
is a company, signature of authorized
signatory.


PLEASE COMPLETE AND RETURN THIS DOCUMENT ALONG WITH YOUR PROXY IN THE ATTACHED ENVELOPE OR AS INDICATED BELOW. AS THE SUPPLEMENTAL LIST WILL BE UPDATED EACH YEAR, A RETURN CARD WILL BE REQUIRED FROM YOU ANNUALLY IN ORDER FOR YOUR NAME TO REMAIN ON THE LIST.


                               International Absorbents Inc.
                               1569 Dempsey Road
                               North Vancouver, British Columbia, Canada V7K 1S8


                               Tel: (604) 681-6181
                               Fax: (604) 904-4105

                                  FORM OF PROXY


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTERNATIONAL ABSORBENTS INC. (THE "COMPANY") FOR THE ANNUAL AND SPECIAL MEETING (THE "MEETING") OF SHAREHOLDERS TO BE HELD AT THE 2ND FLOOR, 888 DUNSMUIR STREET, VANCOUVER, BRITISH COLUMBIA, CANADA ON MONDAY JUNE 12, 2000 AT 10:00 AM (PACIFIC
TIME).

THE UNDERSIGNED MEMBER ("REGISTERED SHAREHOLDER") OF THE COMPANY HEREBY APPOINTS, GORDON LLOYD ELLIS, AN EXECUTIVE OFFICER OF THE COMPANY OR FAILING THIS PERSON, DOUGLAS E. ELLIS, SECRETARY OF THE COMPANY, OR IN THE PLACE OF THE FOREGOING, _________________________ (PRINT THE NAME), AS PROXYHOLDER FOR AND ON BEHALF OF THE REGISTERED SHAREHOLDER WITH THE POWER OF SUBSTITUTION TO ATTEND, ACT AND VOTE FOR AND ON BEHALF OF THE REGISTERED SHAREHOLDER IN RESPECT OF ALL MATTERS THAT MAY PROPERLY COME BEFORE THE AFORESAID MEETING OF THE REGISTERED SHAREHOLDERS OF THE COMPANY (THE "MEETING") AND AT EVERY ADJOURNMENT THEREOF, TO THE SAME EXTENT AND WITH THE SAME POWERS AS IF THE UNDERSIGNED REGISTERED SHAREHOLDER WERE PRESENT AT THE SAID MEETING, OR ANY ADJOURNMENT THEREOF.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company recorded in the name of the Registered Shareholder as specified herein.

THE UNDERSIGNED REGISTERED SHAREHOLDER HEREBY REVOKES ANY PROXY
PREVIOUSLY GIVEN TO ATTEND AND VOTE AT SAID MEETING.

REGISTERED HOLDER SIGN HERE: ______________________________________

DATE SIGNED: ___________________________

RESOLUTIONS (For full details of each item, please see the enclosed Notice of Meeting and Proxy Statement)


                                                   For    Against    Withhold
                                                --------- ---------- -----------
 1.  To appoint PricewaterhouseCoopers,
     Chartered Accountants, as the Company's                   n/a
     independent public auditor for the fiscal
     year ending January 31, 2001
--------------------------------------------------------------------------------
 2.  To elect the following persons as Directors
     of the Company for a term of two years:
        Gordon L. Ellis                                        n/a
        Douglas E. Ellis                                       n/a
        Shawn M. Dooley                                        n/a
--------------------------------------------------------------------------------
 3.  To adopt, ratify and approve the                                     n/a
     amendments to the Company's 1993 Stock
     Option Plan - US Participants to include
     U.S. Resident Directors of the Company as
     eligible participants under the Plan.
--------------------------------------------------------------------------------
 4.  To adopt, ratify and approve the                                     n/a
     amendments to the Company's 1993 Stock
     Option Plan - US Participants to increase
     the number of Common Shares authorized for
     issuance from 1,325,000 to 1,950,000 Common
     Shares
--------------------------------------------------------------------------------
 5.  To adopt, ratify and approve the                                     n/a
     amendments to the Company's 1993 Equity
     Incentive Stock Option Plan to increase
     the number of authorized Common Shares
     from 1,000,000 to 1,425,000 Common Shares
--------------------------------------------------------------------------------


                      THIS PROXY MUST BE SIGNED AND DATED.

                     SEE IMPORTANT INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.   THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY.

2. This form of proxy ("Instrument of Proxy") MUST BE SIGNED by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and IF EXECUTED BY AN ATTORNEY, OFFICER, OR OTHER DULY APPOINTED REPRESENTATIVE, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. IF THIS INSTRUMENT OF PROXY IS NOT DATED in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Pacific Corporate Trust Company.

4. A REGISTERED SHAREHOLDER WHO WISHES TO ATTEND THE MEETING AND VOTE ON THE RESOLUTIONS IN PERSON, may simply register with the scrutineers before the Meeting begins.

5. A REGISTERED SHAREHOLDER WHO IS NOT ABLE TO ATTEND THE MEETING IN PERSON BUT WISHES TO VOTE ON THE RESOLUTIONS, may do the following:

(A) APPOINT ONE OF THE MANAGEMENT PROXYHOLDERS named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, A MANAGEMENT APPOINTEE ACTING AS A PROXYHOLDER WILL VOTE THE RESOLUTION AS IF THE REGISTERED SHAREHOLDER HAD SPECIFIED AN AFFIRMATIVE VOTE;

     OR

     (B) APPOINT ANOTHER PROXYHOLDER, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6. THE SECURITIES REPRESENTED BY THIS INSTRUMENT OF PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE REGISTERED SHAREHOLDER ON ANY POLL of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7. If a Registered Shareholder has submitted an Instrument of Proxy, THE REGISTERED SHAREHOLDER MAY STILL ATTEND THE MEETING AND MAY VOTE IN PERSON. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

     TO BE REPRESENTED AT THE MEETING, VOTING INSTRUCTIONS MUST BE DEPOSITED AT THE OFFICE OF "PACIFIC CORPORATE TRUST COMPANY" NO LATER THAN FORTY EIGHT ("48") HOURS (EXCLUDING SATURDAYS, SUNDAYS AND HOLIDAYS) PRIOR TO THE TIME OF THE MEETING, OR ADJOURNMENT THEREOF.

     THE MAILING ADDRESS OF PACIFIC CORPORATE TRUST COMPANY IS SUITE 830, 625 HOWE STREET, VANCOUVER, BRITISH COLUMBIA, V6C 3B8, AND ITS FAX NUMBER IS
     (604) 689-8144.